Exhibit 10.63


               AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

                           Dated as of AUGUST 9, 2002

     FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation and FM PRECISION GOLF SALES CORP., a Delaware corporation (collectively, jointly and severally, the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), hereby agree as follows:

     The Borrower and the Lender have entered into a Credit and Security Agreement dated as of October 9, 1998, as amended by that certain Amendment to Credit and Security Agreement and Waiver of Defaults dated April 13, 1999, as amended by that certain Second Amendment to Credit and Security Agreement dated November 10, 1999, as amended by that certain Third Amendment to Credit and Security Agreement dated March 24, 2000, as amended by that certain Fourth Amendment to Credit and Security Agreement dated August 3, 2000, as amended by that certain Fifth Amendment to Credit and Security Agreement dated November 8, 2000, as amended by that certain Sixth Amendment to Credit and Security Agreement dated March 9, 2001, as amended by that certain Seventh Amendment to Credit and Security Agreement dated May 30, 2001 as amended by that certain Eighth Amendment to Credit and Security Agreement and Waiver of Defaults dated November 15, 2001, as amended by that certain Ninth Amendment to Credit and Security Agreement and Waiver of Defaults dated April 10, 2002 (collectively, the "Original Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

     The Lender has agreed to make certain loan advances to the Borrower pursuant to the terms and conditions set forth in the Original Credit Agreement.

     The loan advances under the Original Credit Agreement are evidenced by the Borrower's Second Replacement Revolving Note dated as of March 9, 2001, in the maximum principal amount of $6,500,000.00, Borrower's Term Note dated October 9, 1998 in the original principal amount of $4,300,000.00 and Borrower's Capital Expenditures Note dated March 24, 2000 in the original principal amount of $400,000.00, each of which is payable to the order of the Lender (collectively the "Notes").

     All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Original Credit Agreement and all other Security Documents as defined therein and shall be guaranteed pursuant to the unconditional guaranty of the Guarantor.

     Borrower and Lender wish to amend and restate the terms of the Original Credit Agreement in its entirety.

     Now, therefore, in consideration of the premises and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

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                                   Article I.

                                   DEFINITIONS

     Section 1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

          "Accounts" means all of the Borrower's accounts, as such term is defined in the UCC, including without limitation the aggregate unpaid obligations of customers and other account debtors to the Borrower or either of them arising out of the sale or lease of goods or rendition of services by the Borrower or either of them on an open account or deferred payment basis.

          "Advance" means a Revolving Advance or a Term Advance.

          "Affiliate" or "Affiliates" means the Covenant Entities and any other Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" means this Amended and Restated Credit and Security Agreement, as amended, supplemented or restated from time to time which replaces the Original Credit Agreement in its entirety.

          "Availability" means the positive difference, if any, of (i) the Borrowing Base and (ii) the sum of (A) the outstanding principal balance of the Revolving Note and (B) the L/C Amount.

          "Banking Day" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Phoenix, Arizona.

          "Base Rate" means the rate of interest publicly announced from time to time by Wells Fargo Bank N.A. as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

          "Book Net Worth" means the aggregate of the common and preferred stockholders' equity in the Borrower, determined in accordance with GAAP.

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          "Borrowing Base" means, at any time the lesser of:

               (a)  the Maximum Line; or

               (b)  the sum of:

                    (A) the  lesser  of (x)  85% of  Eligible  Accounts,  or (y)
               $6,500,000.00, plus

                    (B) during the  Foreign  Accounts  Eligibility  Period,  the
               lesser  of  (A)  85%  of   Eligible   Foreign   Accounts  or  (B)
               $500,000.00, plus

                    (C) the lesser of (x) 60% of Eligible  Inventory  (exclusive of Eligible Raw Materials Inventory) plus the lesser of (i) 50% of the Eligible Raw Materials Inventory or (ii) $250,000.00, or
               (y) $2,000,000.00, plus

                    (D) the  lesser of (i) the  undisbursed  face  amount of the
               Johnston Letter of Credit or (ii) $1,000,000.00 (the "Letter of Credit Overadvance") which amount shall automatically be reduced to $0.00 in the event that the Johnston Letter of Credit expires or the issuer refuses to allow a permitted draw thereunder, plus

                    (E) $1,000,000.00 (the "Seasonal Overadvance).  The Seasonal
               Overadvance shall automatically be reduced to $900,000.00 on each January 31, to $800,000.00 on each February 28, to $700,000.00 on each March 31, to $600,000.00 on each April 30, and to $500,000.00 on each May 31; provided that upon compliance with the provisions of romanettes (i) and (ii) contained in the definition of Seasonal Overadvance Floating Rate, the Letter of Credit Overadvance shall become the lesser of (a) the undisbursed face amount of the sum of the Johnston Letter of Credit and the
               C. Johnston Letter of Credit or (b) $2,000,000.00, which amount automatically shall be reduced to $1,000,000.00 in the event that one of the Johnston Letter of Credit or the C. Johnston Letter of Credit expires or the issuer refuses to allow a permitted draw thereunder and to $0.00 in the event that both of said letters of credit expire or the issuer refuses to allow a permitted draw under either of said letters of credit. In such event, the Seasonal Overadvance shall be eliminated.

               Unless otherwise designated by the Borrower, Revolving Advances will be allocated first to component D of the Borrowing Base, second to components A, B and C and finally to component E.

          "Capital Expenditures" for a period means any expenditure of money for the purchase or construction of assets, or for improvements or additions thereto, which are capitalized on the Borrower's balance sheet.

          "Capital Expenditures Advance" has the meaning specified in Section 2.6.2.

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          "Capital  Expenditures Note" means the Borrower's Capital Expenditures
     Note dated March 24, 2000 in the original principal amount of $400,000.00 and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

          "Capital Expenditures Floating Rate" means an annual rate equal to the sum of the Base Rate plus three and one-quarter of one percent (3.25%). The Capital Expenditures Floating Rate shall change when and as the Prime Rate changes.

          "Collateral" means all of the Borrower's Accounts, chattel paper, deposit accounts, documents, Equipment, the Real Property, General Intangibles, goods, instruments, Inventory, Investment Property, letter-of-credit rights, letters of credit, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing;
     (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) all collateral subject to the Lien of any Security Document; (vi) any money, or other assets of the Borrower that now or hereafter come into the possession, custody, or control of the Lender;
     (vii) all sums on deposit in the Special Account; and (viii) proceeds of any and all of the foregoing; provided that Collateral shall not include funds which are legally contained in employee trust accounts.

          "Collateral Accounts" have the meaning given in the Collateral Account Agreements.

          "Collateral   Account   Agreements"   means  the  Collateral   Account
     Agreements dated October 9, 1998 by and among FMM, FMS, Wells Fargo Bank N.A. and the Lender.

          "Collateral Assignment of Trademarks" means the Collateral Assignment of Trademarks by FMM in favor of the Lender dated October 9, 1998.

          "Commitment" means the Lender's commitment to make Advances and to cause the Issuer to issue Letters of Credit to or for the Borrower's account pursuant to Article II.

          "Covenant Entities" means Royal Grip, Inc., Royal Grip Headwear Company and Royal Precision, Inc.

          "Credit Facility" means the credit facility being made available to the Borrower by the Lender pursuant to Article II.

          "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also

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
     include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

          "Deeds of Trust" means the deed of trust in favor of the Lender encumbering Lot 9 of the Schofield Patent Lots 1 & 9 Replat Subdivision, according to that plat recorded on 6/1/1976 as Plat No. 281 in the Office of County Clerk in Teton County, Wyoming and Lot 7 of the Meadows of Teton ________ Phase III _________, 1-20 Subdivision, according to that plat recorded on 9/25/1996 as Plat No. 612 in the Office of County Clark in Teton County, Wyoming.

          "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

          "Default Period" means any period of time beginning on the first day of any month during which an Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default has been cured or waived.

          "Default Rate" means an annual rate equal to two percent (2%) over the Revolving Floating Rate, the Term Floating Rate, the Capital Expenditures Floating Rate, the Seasonal Overadvance Floating Rate and the Letter of Credit Overadvance Floating Rate, which rate shall change when said Rates change.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Eligible Accounts" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible Accounts:

               (i) That portion of Accounts which are 60 days past stated due date or which are unpaid 120 days or more after the invoice date;

               (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

               (iii) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

               (iv) Accounts owed by any unit of government, whether foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

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
               (v) Accounts owed by an account debtor located outside the United States and Canada which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession or in a Related Lender's possession and acceptable to the Lender in all respects, in its sole discretion, or (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

               (vi) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

               (vii) Accounts owed by a stockholder, Subsidiary, Affiliate, officer or employee of the Borrower;

               (viii) Accounts not subject to a duly perfected security interest in the Lender's favor (except those meeting the provisions of romanette (v)(A) or (B) above shall not be deemed not to be an Eligible Account due to the lack of a duly perfected security interest) or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

               (ix) That portion of Accounts that has been restructured, extended, amended or modified;

               (x) That portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;

               (xi) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 20% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii) or
          (ix) above

               (xii) Accounts consisting of tooling charges; and

               (xiii) Accounts owed by an Account debtor (other than Taylor Made, Callaway and Marubeni/Precision Japan) regardless of whether otherwise eligible, in excess of 15% of total Accounts.

               (xiv) Accounts owed by Taylor Made and Callaway, regardless of whether otherwise eligible, in excess of 25% of total Accounts.

               (xv) Accounts owed by Marubeni/Precision Japan, regardless of whether otherwise eligible, which are not backed by a letter of credit assigned to the Lender, it being agreed that any Account owed by Marubeni/Precision Japan which is backed by an acceptable letter of credit which is assigned to Lender shall be an Eligible Account and an

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          Eligible  Foreign  Account  without  limitation  as to  amount  or the provisions of Foreign Account Eligibility Period.

               (xvi) Accounts not denominated in US Dollars.

               (xvii) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its sole discretion.

          "Eligible Foreign Accounts" means Accounts due and owing by an Account debtor located outside the United States and Canada; but excluding any Accounts having any of the following characteristics:

               (i) (A) That portion of Accounts which are 60 days past stated due date or which are unpaid 120 days or more after the invoice date,

               (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

               (iii) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

               (iv) That portion of Accounts for which an invoice has not been sent to the applicable account debtor;

               (v) Accounts owed by any unit of government;

               (vi) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

               (vii) Accounts owed by a stockholder, Subsidiary, Affiliate, officer or employee of the Borrower;

               (viii) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation, any payment or performance bond (except Accounts owed by Marubeni/Precision Japan which are backed by a letter of credit assigned to the Lender shall not be deemed not to be an Eligible Foreign Account due to the lack of a duly perfected security interest);

               (ix) That portion of Accounts that has been restructured, extended, amended or modified;

               (x) That portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;

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               (xi) That portion of Accounts owed by any one Account debtor that would permit Revolving Advances supported by such Account debtor's Accounts to exceed $300,000 at any one time;

               (xii) Accounts denominated in any currency other than United States dollars, Canadian dollars, French francs, Swiss francs, German marks, Japanese yen, United Kingdom pounds sterling or Euros;

               (xiii) Accounts with respect to which the Borrower has not instructed the Account debtor to pay the Account to the Collateral Account or Lockbox;

               (xiv)   Accounts  owed  by  debtors   located  in  countries  not
          acceptable to the Lender in its sole discretion;

               (xv) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 20% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii) or
          (ix) above;

               (xvi) Accounts owed by an Account debtor, regardless of whether otherwise eligible, in excess of 15% of total Accounts; and

               (xvii) Accounts otherwise deemed unacceptable to the Lender in its sole discretion.

          "Eligible Raw Materials Inventory" means that portion of Eligible Inventory consisting of raw materials.

          "Eligible Inventory" means all inventory of the Borrower valued at weighted average cost as determined in accordance with GAAP; provided, however, that the following shall not in any event be deemed Eligible
     Inventory:

               (i) Inventory that is: in-transit (exclusive of inventory in-transit between Premises locations); located at any warehouse or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has not filed financing statements to perfect a first priority security interest in such inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title not in the possession of the Lender; on consignment to or from any other Person or subject to any bailment;

               (ii) Packaging inventory;

               (iii) Work-in-process inventory (other than frequency coefficient matched shafts that have been labeled ("FCM Shafts");

               (iv) Inventory that is damaged, obsolete or not currently saleable in the normal course of the Borrower's operations;

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               (v) Inventory  that the Borrower has  returned,  has attempted to return, is in the process of returning or intends to return to the vendor thereof;

               (vi) Inventory that is subject to a security interest in favor of any Person other than the Lender;

               (vii) Inventory that does not consist of finished shafts (other than FCM Shafts);

               (viii) Slow-Moving Inventory;

               (ix)  Inventory that is subject to a licensing  agreement,  which
          licensing   agreement   would  preclude  or  hinder  the  Lender  from
          liquidating such Inventory in the ordinary course of business; and

               (x) Inventory otherwise deemed ineligible by the Lender in its sole discretion.

          "Environmental Laws" has the meaning specified in Section 5.12.

          "Equipment" means all of the Borrower's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower, and whether located on the Premises or otherwise.

          "Event of Default" has the meaning specified in Section 8.1.

          "FMM"  means  FM  Precision  Golf  Manufacturing   Corp.,  a  Delaware
     corporation.

          "FMS" means FM Precision Golf Sales Corp., a Delaware corporation.

          "Foreign Accounts Eligibility Period" means the period beginning May 1, 2002 and ending April 30, 2003. Said period may be renewed in subsequent years by Lender in its sole discretion.

          "Funding  Date" has the  meaning  given in Section  2.1.  "Funds  From
     Operations" for a given period means the sum of (i) Net Income, (ii) depreciation and amortization, (iii) deferred income taxes, and (iv) other non-cash items, each as determined for such period in accordance with GAAP.

          "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5, except for any change in accounting practices to the extent that, due to a promulgation of the Financial Accounting Standards Board changing or implementing any new accounting

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     standard,  the Borrower either (i) is required to implement such change, or
     (ii) for future periods will be required to and for the current period may in accordance with GAAP implement such change, for its financial statements to be in conformity with GAAP (any such change is herein referred to as a "Required GAAP Change"), provided that (1) the Borrower shall fully disclose in such financial statements any such Required GAAP Change and the effects of the Required GAAP Change on the Borrower's income, retained earnings or other accounts, as applicable, and (2) the Borrower's financial covenants set forth in Sections 6.12 through 6.15 and 7.10 shall be adjusted as necessary to reflect the effects of such Required GAAP Change.

          "General Intangibles" means all of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business.

          "Guarantors" means Royal Precision, Inc., a Delaware corporation, Christopher Johnston and Lisa Johnston.

          "Hazardous Substance" has the meaning given in Section 5.12.

          "Interest Expense" means, for a fiscal year-to-date period, the Borrower's total gross interest expense during such period (excluding interest income), and shall in any event include, without limitation or duplication, (i) interest expensed (whether or not paid) on all Debt, (ii) the amortization of debt discounts, (iii) the amortization of all fees payable in connection with the incurrence of Debt to the extent included in interest expense, and (iv) the portion of any capitalized lease obligation allocable to interest expense.

          "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

          "Issuer" means the issuer of any Letter of Credit.

          "Johnston Letter of Credit" has the meaning specified in Section 4.1 below.

          "L/C Amount" means the sum of (i) the aggregate face amount of any issued and outstanding Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement.

          "L/C Application" means an application and agreement for letters of credit in a form acceptable to the Issuer and the Lender.

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          "Letter of Credit" has the meaning specified in Section 2.2.

          "Letter of Credit Overadvance Floating Rate" means an annual rate equal to the Base Rate. The Letter of Credit Overadvance Floating Rate shall change when and as the Base Rate changes.

          "Loan Documents" means this Agreement, the Notes and the Security Documents.

          "Maturity Date" means July 31, 2003,  provided however, if but only if
     (i) there is not a then existing Event of Default or Default Period, (ii) the expiry date of the Johnston Letter of Credit and the C. Johnston Letter of Credit, if issued, are extended through August 12, 2004, (iii) FMM, FMS and the Covenant Entities in the aggregate have not achieved a Net Loss in excess of $100,000.00 during the month of June, 2004, and, (iv) the Borrower and the Lender have mutually agreed (through an executed amendment to this Agreement), on or before July 31, 2003, upon new covenants levels (including a debt service coverage ratio covenant) for Section 6.12 through
     6.15 below applicable to the period of time from July 31, 2003 through July 31, 2004, which covenants shall be no less stringent than the covenants set forth below in said Sections, the Borrower shall have the right to extend the Maturity Date until July 31, 2004. This is a one time right only, and not further extensions of the Maturity Date shall be permitted unless consented to by Lender in writing in the Lender's sole and absolute discretion.

          "Maximum Line" means $6,500,000.00, unless said amount is reduced pursuant to Section 2.12, in which event it means the amount to which said amount is reduced.

          "Minimum Interest Charge" has the meaning given in Section 2.8(c).

          "Mortgage Deed" means the Mortgage Deed and Security Agreement by FMM in favor of Lender dated October 9, 1998.

          "Net Income" means for the applicable period, before-tax net income from continuing operations as determined in accordance with GAAP.

          "Net Loss" means for the applicable period, before-tax net loss from continuing operations as determined in accordance with GAAP.

          "Note" means the Revolving Note, the Term Note or the Capital Expenditures Note, and "Notes" means the Revolving Note, the Term Note and the Capital Expenditures Note.

          "Obligations" means the Notes and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, the Obligation of Reimbursement and all indebtedness of the Borrower arising under this Agreement, the Notes, any L/C Application completed by the

     Borrower, or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

          "Obligation of Reimbursement" has the meaning given in Section 2.3(a).

          "Patent Security Agreement" means the Patent Mortgage, Assignment and Security Agreement by FMM in favor of the Lender dated October 9, 1998.

          "Permitted Lien" has the meaning given in Section 7.1.

          "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Plan" means an employee benefit plan or other plan maintained for the Borrower's employees and covered by Title IV of ERISA.

          "Premises" means all premises where the Borrower conducts its business and has any rights of possession, including (without limitation) the premises legally described in Exhibit D attached hereto.

          "Real Property" means the real property subject to the lien of the Mortgage Deed.

          "Receivables" means each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such Person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future Accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

          "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

          "Revolving Advance" has the meaning given in Section 2.1.

          "Revolving Floating Rate" means an annual rate equal to the sum of the Base Rate plus three percent (3.0%). The Revolving Floating Rate shall change when and as the Base Rate changes.

          "Revolving Note" means the Borrower's Second Replacement Revolving Note, dated March 9, 2001 in the original principal amount of $6,500,000.00 and any note or notes issued in substitution therefore, as the same may hereafter be amended, supplemented or restated from time to time.

          "Seasonal Overadvance Floating Rate" means an annual rate equal to the sum of the Base Rate plus three percent (3.0%). The Seasonal Overadvance Floating Rate shall automatically be reduced to an annual rate equal to the Base Rate, if but only if, (i) Christopher Johnston provides to the Lender the C. Johnston Letter of Credit complying with the terms of Section 9.17 below and (ii) there is not a then existing Event of Default or Default Period. Said reduction shall be effective, if at all, on the date of this Agreement if the provisions of romanette (i) are complied with on the date of this Agreement, or the first day of the first full month following Lender's receipt of the C. Johnston Letter of Credit complying with the provisions of Section 9.17 below. The Seasonal Overadvance Floating Rate shall change when and as the Base Rate changes.

          "Security Documents" means this Agreement, the Mortgage Deed, the Collateral Account Agreements, the Patent Security Agreement and any other document delivered to the Lender from time to time in connection with the Original Credit Agreement, this Agreement or to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

          "Security Interest" has the meaning given in Section 3.1.

          "Slow-Moving Inventory" means any inventory in excess of the total amount of like kind inventory sold by the Borrower in the immediately preceding 12 month period.

          "Special Account" means a specified cash collateral account maintained by a financial institution acceptable to the Lender in connection with Letters of Credit, as contemplated by Section 2.4.

          "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by either Borrower, by either Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

          "Term Advance" has the meaning specified in Section 2.6.1.

          "Term Floating Rate" means an annual rate equal to the sum of the Base Rate plus three and three-quarters of one percent (3.75%). The Term Floating Rate shall change when and as the Prime Rate changes.

          "Term Note" means the Borrower's Term Note, dated October 9, 1998 in the original principal amount of $4,300,000.00 and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

          "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrower terminates the Credit Facility, or (iii) the date the Lender demands payment of the Obligations after an Event of Default pursuant to Section 8.2.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.13 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

          "Wells Fargo Bank N.A." means Wells Fargo Bank, National Association.

     Section 1.2 OTHER DEFINITIONAL TERMS; RULES OF INTERPRETATION. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. References to Articles, Sections, subsections, Exhibits, Schedules and the like, are to Articles, Sections and subsections of, or Exhibits or Schedules attached to, this Agreement unless otherwise expressly provided. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or". Defined terms include in the singular number the plural and in the plural number the singular. Reference to any agreement (including the Loan Documents), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof (and, if applicable, in accordance with the terms hereof and the other Loan Documents), except where otherwise explicitly provided, and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor. Reference to any law, rule, regulation, order, decree, requirement, policy, guideline, directive or interpretation means as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect on the determination date, including rules and regulations promulgated thereunder.

                                  Article II.

                     AMOUNT AND TERMS OF THE CREDIT FACILITY

     Section 2.1 REVOLVING ADVANCES. The Lender agrees, on the terms and subject to the conditions herein set forth, to make advances to the Borrower from time to time from the date all of the conditions set forth in Section 4.1 are satisfied (the "Funding Date") to the Termination Date, on the terms and subject to the conditions herein set forth (the "Revolving Advances"). The Lender shall have no obligation to make a Revolving Advance if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances under this Section 2.1 or otherwise would exceed the Borrowing Base less the L/C Amount. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article III. Within the limits set forth in this Section 2.1, the

Borrower may borrow, prepay pursuant to Section 2.12 and reborrow. The Borrower agrees to comply with the following procedures in requesting Revolving Advances under this Section 2.1:

          (a) The Borrower shall make each request for a Revolving Advance to the Lender before 11:00 a.m. (Phoenix time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone, specifying the date of the requested Revolving Advance and the amount thereof. Each request shall be by (i) any officer of either Borrower; or (ii) any person designated as either Borrower's agent by any officer of either Borrower in a writing delivered to the Lender; or (iii) any person whom the Lender reasonably believes to be an officer of either Borrower or such a designated agent.

          (b) Upon fulfillment of the applicable conditions set forth in Article IV, the Lender shall disburse the proceeds of the requested Revolving Advance by crediting the same to the Borrower's demand deposit account maintained with Wells Fargo Bank N.A. unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section
4.2 have been satisfied as of the time of the request.

     Section 2.2 LETTERS OF CREDIT.

          (a) Upon the request of either Borrower, the Lender may, in its sole discretion, on the terms and subject to the conditions herein set forth, cause an Issuer to issue, from the Funding Date to the Termination Date, one or more irrevocable standby or documentary letters of credit (each, a "Letter of Credit") for the Borrower's account. In the event the Lender elects to issue one or more Letters of Credit, the aggregate amount at any time outstanding of all such Letters of Credit shall not exceed the lesser of:

               (i) $500,000.00 less the L/C Amount, or

               (ii) the Borrowing Base less the sum of (A) all outstanding and unpaid Revolving Advances, and (B) the L/C Amount.

Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application entered into by the Borrower and the Lender for the benefit of the Issuer, completed in a manner satisfactory to the Lender and the Issuer. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions hereof, but if the terms of any such L/C Application and the terms of this Agreement are inconsistent, the terms hereof shall control.

          (b) No Letter of Credit shall be issued with an expiry date later than the Termination Date in effect as of the date of issuance.

          (c) Any request to cause an Issuer to issue a Letter of Credit under this Section 2.2 shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the date of the request.

     Section 2.3 PAYMENT OF AMOUNTS DRAWN UNDER LETTERS OF CREDIT; OBLIGATION OF REIMBURSEMENT.

     The Borrower acknowledges that the Lender, as co-applicant, will be liable to the Issuer for reimbursement of any and all draws under Letters of Credit and for all other amounts required to be paid under the applicable L/C Application. Accordingly, the Borrower agrees to pay to the Lender any and all amounts required to be paid under the applicable L/C Application, when and as required to be paid thereby, and the amounts designated below, when and as designated:

          (a) The Borrower hereby agrees to pay the Lender on the day a draft is honored under any Letter of Credit a sum equal to all amounts drawn under such Letter of Credit plus any and all reasonable charges and expenses that the Issuer or the Lender may pay or incur relative to such draw and the applicable L/C Application, plus interest on all such amounts, charges and expenses as set forth below (the Borrower's obligation to pay all such amounts is herein referred to as the "Obligation of Reimbursement").

          (b) Whenever a draft is submitted under a Letter of Credit, the Lender shall make a Revolving Advance in the amount of the Obligation of Reimbursement and shall apply the proceeds of such Revolving Advance thereto. Such Revolving Advance shall be repayable in accordance with and be treated in all other respects as a Revolving Advance hereunder.

          (c) If a draft is submitted under a Letter of Credit when the Borrower is unable, because a Default Period then exists or for any other reason, to obtain a Revolving Advance to pay the Obligation of Reimbursement, the Borrower shall pay to the Lender on demand and in immediately available funds, the amount of the Obligation of Reimbursement together with interest, accrued from the date of the draft until payment in full at the Default Rate. Notwithstanding the Borrower's inability to obtain a Revolving Advance for any reason, the Lender is irrevocably authorized, in its sole discretion, to make a Revolving Advance in an amount sufficient to discharge the Obligation of Reimbursement and all accrued but unpaid interest thereon.

          (d) The Borrower's obligation to pay any Revolving Advance made under this Section 2.3, shall be evidenced by Revolving Note and shall bear interest as provided in Section 2.8.

     Section 2.4 SPECIAL ACCOUNT. If the Credit Facility is terminated for any reason whatsoever while any Letter of Credit is outstanding, the Borrower shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the L/C Amount. The Special Account shall be an interest bearing account maintained for the Lender by any financial institution acceptable to the Lender. Any interest earned on amounts deposited in the Special Account shall be credited to the Special Account. Amounts on deposit in the Special Account may be applied by the Lender at any time or from time to time to the Obligations in the Lender's sole discretion, and shall not be subject to withdrawal by the Borrower so long as the Lender maintains a security interest therein. The Lender agrees to transfer any balance in the Special Account to the Borrower at such time as the Lender is required to release its security interest in the Special Account under applicable law.

     Section 2.5 OBLIGATIONS ABSOLUTE.  The Borrower's obligations arising under
Section 2.3 shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of Section 2.3, under all circumstances whatsoever, including (without limitation) the following circumstances:

          (a) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating to any Letter of Credit (collectively the "Related Documents");

          (b) any amendment or waiver of or any consent to departure from all or any of the Related Documents;

          (c) the existence of any claim, setoff, defense or other right which the Borrower may have at any time, against any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), or other Person, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transactions;

          (d) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

          (e) payment by or on behalf of the Issuer or the Lender under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; or

          (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

     Section 2.6.1 TERM ADVANCE.

          (a) The Lender agrees, on the terms and subject to the conditions herein set forth, to make a one time non-revolving advance to the Borrower in the amount of $4,300,000.00 (the "Term Advance"). The Borrower hereby acknowledges that as of the date hereof, the Term Advance is fully disbursed and as of the date hereof has a current outstanding principal balance of $2,014,550.00.

          (b) The Borrower's obligation to pay the Term Advance shall be evidenced by the Term Note and shall be secured by the Collateral as provided in
Article III.

     Section 2.6.2 CAPITAL EXPENDITURES ADVANCE.

          (a) The Lender agrees, on the terms and subject to the conditions herein set forth (including without limitation Section 4.2 and 4.3 below), to make a non-revolving advance to the Borrower in the amount of $400,000.00 (the "Capital Expenditures Advance"). The Borrower hereby acknowledges that as of the date hereof, the Capital Expenditures Advance is fully disbursed and as of the date hereof has a current outstanding principal balance of $300,010.00.

          (b) The Borrower's obligation to pay the Capital Expenditures Advance is evidenced by the Capital Expenditures Note and is secured by the Collateral as provided in Article III.

     Section 2.7.1 PAYMENT OF TERM NOTE. The outstanding principal balance of the Term Note shall be due and payable as follows:

          (a) Beginning on April 1, 2001 and on the first day of each month thereafter, in equal monthly installments of $46,850.00;

          (b) On the Termination Date, the entire unpaid principal balance of the Term Note, and all unpaid interest accrued thereon, shall in any event be due and payable.

     Section 2.7.2 PAYMENT OF CAPITAL EXPENDITURES NOTE. The outstanding principal balance of the Capital Expenditures Note shall be due and payable as follows:

          (a) Beginning on May 31, 2001 and on the first day of each month thereafter in equal monthly installments of $6,666.00; and

          (b) On the Termination Date, the entire unpaid principal balance of the Capital Expenditures Note, and all unpaid interest accrued thereon, shall in any event be due and payable.

     Section  2.8  INTEREST;   MINIMUM   INTEREST  CHARGE;   DEFAULT   INTEREST;
PARTICIPATIONS; USURY. Interest accruing on the Notes shall be due and payable in arrears on the first day of each month.

          (a) REVOLVING NOTE. Except as set forth in Sections 2.8(d), 2.8(f) and 2.8(g), the outstanding principal balance (exclusive of that portion of the Revolving Advances which constitutes the Seasonal Overadvance and the Letter of Credit Overadvance) of the Revolving Note shall bear interest at the Revolving Floating Rate. Except as set forth in Sections 2.8(d), 2.8(f) and 2.8(g), the outstanding principal balance of that portion of the Revolving Advances which constitutes the Seasonal Overadvance shall bear interest at the Seasonal Overadvance Floating Rate. Except as set forth in Section 2.8(d), 2.8(f) and 2.8(g), the outstanding principal balance of that portion of the Revolving Advances which constitutes the Letter of Credit Overadvance shall bear interest at the Letter of Credit Overadvance Floating Rate.

          (b) TERM NOTE. Except as set forth in Sections 2.8(d), 2.8(f) and 2.8(g), the outstanding principal balance of the Term Note shall bear interest at the Term Floating Rate.

          (c) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to Section 2.8(a), 2.8(b) and 2.8(h), the Borrower shall pay to the Lender interest of not less than $15,000.00 per calendar month (the "Minimum Interest Charge") during the term of this Agreement, and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Sections 2.8(a) and 2.8(e) on the date and in the manner provided in Section 2.10.

          (d) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

          (e) PARTICIPATIONS. If any Person shall acquire a participation in the Advances under this Agreement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Revolving Floating Rate or the Term Floating Rate, or otherwise elects to accept less than its pro rata share of such fees, charges and other amounts due under this Agreement.

          (f) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Notwithstanding anything to the contrary contained in any Loan Document, all agreements which either now are or which shall become agreements between the Borrower and the Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and other charges made under any Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of the Borrower and the Lender. This provision shall never be superseded or waived and shall control every other provision of the Loan Documents and all agreements between the Borrower and the Lender, or their successors and assigns.

          (g) SAVINGS CLAUSE. The Borrower agrees that the interest rate contracted for includes the interest rate set forth herein plus any other charges or fees set forth herein and costs and expenses incident to this transaction paid by the Borrower to the extent that some are deemed interest under applicable law.

          (h) CAPITAL EXPENDITURES NOTE. Except as set forth in Sections 2.8(d), 2.8(f) and 2.8(g), the outstanding principal balance of the Capital Expenditures Note shall bear interest at the Capital Expenditures Floating Rate. Said interest shall begin to accrue upon the disbursement of any portion of the Capital Expenditures Advance.

     Section 2.9 FEES.

          (a) UNUSED LINE FEE. For the purposes of this Section 2.9(a),"Unused Amount" means the Maximum Line reduced by (1) outstanding Revolving Advances and
(2) the L/C Amount. The Borrower agrees to pay to the Lender an unused line fee at the rate of one-half of one percent (0.5%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable monthly in arrears on the first day of the month and on the Termination Date.

          (b) LETTER OF CREDIT FEES. The Borrower agrees to pay the Lender a fee with respect to each Letter of Credit, if any, accruing on a daily basis and computed at the annual rate of three percent (3%) of the aggregate amount that may then be drawn on all issued and outstanding Letters of Credit assuming compliance with all conditions for drawing thereunder (the "Aggregate Face Amount"), from and including the date of issuance of such Letter of Credit until such date as such Letter of Credit shall terminate by its terms or be returned to the Lender, due and payable monthly in arrears on the first day of each month and on the Termination Date.

          (c) LETTER OF CREDIT ADMINISTRATIVE FEES. The Borrower agrees to pay the Lender, on written demand, the administrative fees charged by the Issuer in connection with the honoring of drafts under any Letter of Credit, amendments thereto, transfers thereof and all other activity with respect to the Letters of Credit at the then-current rates published by the Issuer for such services rendered on behalf of customers of the Issuer generally.

          (d) AUDIT FEES. The Borrower hereby agrees to pay the Lender, on demand, audit fees of $87.50 per hour (or Lender's then applicable rate) per auditor in connection with any audits or inspections by the Lender of any collateral or the operations or business of the Borrower, together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection (collectively, "Out-of-Pockets"). So long as there is not any then existing Event of Default or Default Period, such audit fees shall not exceed $5,000.00 per audit plus all applicable Out-of-Pockets and audits shall be performed not more frequently than four times per annum. The Lender shall send to the Borrower an invoice applicable to such audit fees, out-of-pocket costs and expenses, provided, however, any failure of the Lender to send such invoices shall not relieve the Borrower of its obligations under this Section 2.9(d).

          (e) OVERADVANCE FEE. As of the date hereof, the Borrower owes to the Lender $4,200.00 in overadvance fees pursuant to Section 2.14 of the Original Credit Agreement. Said amount shall be due and payable on April 1, 2003.

          (f) WIRE FEES. The Borrower agrees to pay the Lender a wire fee in the amount of $15.00 for each funding wire initiated by the Lender at the Borrower's request.

          (g) FOREIGN CREDIT INSURANCE. The Borrower agrees to pay to the Lender a Foreign Credit Insurance fee in the amount of $1,250.00 per quarter. Said fee shall be due and payable in arrears on the last day of each fiscal quarter.

          (h) AMENDMENT FEE. Pursuant to the terms of the Ninth Amendment to the Credit and Security Agreement and Waiver of Defaults applicable to the Original Credit Agreement, the Borrower owes the Lender an amendment fee in the amount of $15,000.00 (the "Amendment Fee"). The Amendment Fee shall be due and payable on April 1, 2003.

          (i) AMENDED AND RESTATED FEE. The Borrower shall pay to the Lender a fully earned non-refundable fee in the amount of $50,000.00 in consideration of the Lender's execution and delivery of this Agreement. Said fee shall be due and payable as follows: $10,000.00 upon the execution and delivery of this Agreement, $20,000.00 on February 1, 2003 and $20,000.00 on March 1, 2003.

          (j) SUCCESS FEE. The Borrower shall pay to the Lender a fully earned non-refundable fee in the amount of $100,000.00 in the event of a stock (whether the stock is that of Royal Precision, Inc. or the stock of either Borrower) or asset sale outside of the ordinary course of business or a liquidation of Royal Precision, Inc.'s or either Borrower's business or a sale of substantially all of the assets of any of them. Said fee shall be due and payable upon the consummation of any of the above transactions. Notwithstanding anything to the contrary, no such fee shall be due in the event that substantially all of the issued and outstanding stock of Royal Precision, Inc. is acquired by Royal Associates, Inc., or Royal Precision, Inc. merges with a subsidiary of Royal Associates, Inc.

     Section 2.10 COMPUTATION OF INTEREST AND FEES; WHEN INTEREST DUE AND PAYABLE. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest shall be payable in arrears on the first day of each month and on the Termination Date.

     Section 2.11 [INTENTIONALLY DELETED]

     Section 2.12 VOLUNTARY PREPAYMENT; REDUCTION OF THE MAXIMUM LINE; TERMINATION OF THE CREDIT FACILITY BY THE BORROWER. Except as otherwise provided herein, the Borrower may prepay the Revolving Advances in whole at any time or from time to time in part. The Borrower may prepay the Term Advance and the Capital Expenditures Advance (other than in accordance with Section 2.7.1(a) and 2.7.2(a)), and terminate the Credit Facility or reduce the Maximum Line at any time if it gives the Lender at least 30 days' prior written notice. Any prepayment of the Term Advance and the Capital Expenditure Advance (other than in accordance with Section 2.7.1(a) and 2.7.2(a)) or reduction in the Maximum Line must be in an amount not less than $250,000.00 or an integral multiple thereof. No reduction of the Maximum Line shall in any way affect the Minimum Interest Charges. If the Borrower reduces the Maximum Line to zero, all Obligations shall be immediately due and payable. Any partial prepayments of the Term Note and the Capital Expenditures Note (other than in accordance with Section 2.7.1(a) and 2.7.2(a)) shall be applied to principal payments due and owing in inverse order of their maturities. Upon termination of the Credit

Facility and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.

     Section 2.13 [INTENTIONALLY DELETED]

     Section 2.14 MANDATORY PREPAYMENT. Without notice or demand, if the sum of the outstanding principal balance of the Revolving Advances plus the L/C Amount shall at any time exceed the Borrowing Base, the Borrower shall (i) first, immediately prepay the Revolving Advances to the extent necessary to eliminate such excess; and (ii) if prepayment in full of the Revolving Advances is insufficient to eliminate such excess, pay to the Lender in immediately available funds for deposit in the Special Account an amount equal to the remaining excess. Any payment received by the Lender under this Section 2.14 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine; and any prepayment under
Section 2.12 shall be applied as indicated and if to the Term Note or the Capital Expenditures Note in the inverse order of maturity. For each day or portion thereof that the Revolving Advances shall exceed the Borrowing Base, the Borrower shall pay to the Lender an overadvance charge (which charge shall be in addition to and not in lieu of any other interest, fees or charges payable by Borrower hereunder) in the amount of $500.00; provided however, that if such day occurs during a Default Period, the overadvance charge for such day shall be $1,000.00.

     Section 2.15 PAYMENT. All payments to the Lender shall be made in immediately available funds and shall be applied to the Obligations one Banking Day after receipt by the Lender. The Lender may hold all payments not constituting immediately available funds for two (2) additional days before applying them to the Obligations. Notwithstanding anything in Section 2.1, the Borrower hereby authorizes the Lender, in its discretion at any time or from time to time without the Borrower's request and even if the conditions set forth in Section 4.2 would not be satisfied, to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable.

     Section 2.16 PAYMENT ON NON-BANKING DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

     Section 2.17 USE OF PROCEEDS. The Borrower shall use the proceeds of Revolving Advances, each Letter of Credit, and the Term Advances if any, for ordinary working capital purposes.

     Section 2.18 LIABILITY RECORDS. The Lender may maintain from time to time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Obligations that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower absent manifest error which must be proven on or before any applicable due date.

                                  Article III.

                      SECURITY INTEREST; OCCUPANCY; SETOFF

     Section 3.1 GRANT OF SECURITY INTEREST. The Borrower hereby pledges, assigns and grants to the Lender a security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of the Obligations.

     Section 3.2 NOTIFICATION OF ACCOUNT DEBTORS AND OTHER OBLIGORS. The Lender may at any time (upon the occurrence of an Event of Default or during a Default Period) notify any account debtor or other Person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any reasonable compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and otherwise handle the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

     Section 3.3 ASSIGNMENT OF INSURANCE. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and, during the existence of a Default Period, adjust, litigate, compromise or release any claim against the issuer of any such policy.

     Section 3.4 OCCUPANCY.

          (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time during a Default Period.

          (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

          (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Commitment, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

          (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes (other than income taxes), fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

     Section 3.5 LICENSE. Without limiting the generality of any of the Security Documents, the Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

     Section 3.6 FINANCING STATEMENT. The Borrower authorizes the Lender to file from time to time where permitted by law, such financing statements against collateral described as "all personal property" as the Lender deems necessary or useful to perfect the Security Interest. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

     Name and address of Debtors:

     FM Precision Golf Manufacturing Corp.
     535 Migeon Avenue
     Torrington, Connecticut  06790
     Federal Tax Identification No. 06 1453898

     FM Precision Golf Sales Corp.
     535 Migeon Avenue
     Torrington, Connecticut  06790
     Federal Tax Identification No. 06 1453897

     Name and address of Secured Party:

     Wells Fargo Business Credit, Inc.
     100 West Washington Street
     7th Floor, MAC S4101-076
     Phoenix, AZ  85003

     Section 3.7 SETOFF. The Borrower agrees that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

                                  Article IV.

                              CONDITIONS OF LENDING

     Section 4.1 CONDITIONS PRECEDENT TO THE INITIAL REVOLVING AND TERM ADVANCES AND THE INITIAL LETTER OF Credit. The Lender's obligation to make the initial Revolving Advance, cause to be issued any Letter of Credit, or make the one time disbursement of the Term Advance hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

          (a) This Agreement, properly executed by the Borrower.

          (b) The Revolving Note, the Term Note and the Capital Expenditures Note, properly executed by the Borrower.

          (c) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent (and Memorandum thereof) with respect to each such lease.

          (d) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Borrower except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

          (e) A certificate of the Secretary or Assistant Secretary of each of FMM and FMS certifying as to (i) the resolutions of the Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the articles of incorporation and bylaws of each of FMM and FMS, and (iii) the signatures of the officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on behalf of each of FMM and FMS.

          (f) Evidence that each of FMM and FMS is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

          (g) A certificate of an officer of each of FMM and FMS confirming the representations and warranties set forth in Article V.

          (h) An opinion of counsel to each of FMM and FMS, addressed to the Lender, together with the results of a litigation search or searches showing all actions or proceedings where each of FMM and FMS is a defendant or involving a claim against the Borrower.

          (i) the Collateral Assignment of Trademarks properly executed by Borrower.

          (j) Guaranties, properly executed by the Guarantors, pursuant to which Guarantors unconditionally guarantees the prompt payment of all Obligations to the extent set forth in the applicable Guaranty.

          (k) All outstanding subordinated debt owed by the Guarantor has been converted into equity.

          (l) An opinion of counsel to Guarantors, addressed to the Lender.

          (m) Payment of the fees and commissions due through the date of the Initial Advance or Letter of Credit under Section 2.9 and expenses incurred by the Lender through such date and required to be paid by the Borrower under
Section 9.7, including all legal expenses incurred through the date of this Agreement.

          (n) The Patent Security Agreement properly executed by Borrower.

          (o) The Collateral Assignment of Trademarks properly executed by Borrower.

          (p) The Amendment to the Mortgage Deed properly executed by FMM.

          (q) The Deeds of Trust property executed by Chris Johnston and Lisa Johnston.

          (r) Current certificates issued by the Secretaries of State of Delaware and Connecticut certifying that FMM and FMS are in compliance with all applicable organizational requirements of such States.

          (s) Management Support Agreement in favor of Lender properly executed by John Lauchnor, Frank Mertes and Ronald Chalmers.

          (t) Assignment with respect to Letter of Credit proceeds properly executed by Borrower and Wells Fargo Bank N.A.

          (u) An irrevocable letter of credit in the face amount of $1,000,000.00 issued by The Jackson State Bank and Trust Company in favor of the Lender with an expiration date of not sooner than August 12, 2003 (the "Johnston Letter of Credit").

          (v) Such other documents as the Lender in its sole discretion may require.

     Section 4.2 CONDITIONS PRECEDENT TO ALL ADVANCES AND LETTERS OF CREDIT. The Lender's obligation to make each Advance or to cause the Issuer to issue any Letter of Credit shall be subject to the further conditions precedent that on such date:

          (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance or issuance of Letter of Credit as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

          (b) no event has occurred and is continuing, or would result from such Advance or the issuance of such Letter of Credit, as the case may be, which constitutes a Default or an Event of Default.

     Section 4.3 [INTENTIONALLY DELETED]

                                   Article V.

                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Lender as follows:

     Section 5.1 CORPORATE EXISTENCE AND POWER; NAME; CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT LOCATIONS; TAX IDENTIFICATION NUMBER. FMM is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary and failure to so qualify would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates, taken as a whole. FMS is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary and failure to so qualify would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates, taken as a whole. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its existence, the Borrower has done business solely under the names set forth in Schedule 5.1 hereto. The Borrower's chief executive office and principal place of business is located at the addresses set forth in Schedule 5.1 hereto, and all of the Borrower's records relating to its business or the Collateral are kept at said location. All Inventory and Equipment is located at that location or at one of the other locations set forth in Schedule 5.1 hereto. The Borrower's tax identification number is correctly set forth in Section 3.6 hereto.

     Section 5.2 AUTHORIZATION OF BORROWING; NO CONFLICT AS TO LAW OR AGREEMENTS. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the stockholders of either FMM or FMS which has not been obtained; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof, or for required disclosure in filings to be made with the Securities and Exchange Commission; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to either FMM or FMS or of the articles of incorporation or bylaws of either FMM or FMS; (iv) to the best of Borrower's knowledge after due inquiry, result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which either FMM or FMS is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by either FMM or FMS.

     Section 5.3 LEGAL AGREEMENTS. This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of FMM and FMS, enforceable against FMM and FMS in accordance with their respective terms, except as enforceability may be subject to the effect of any applicable bankruptcy, insolvency, recognition, moratorium or similar law affecting creditor's rights.

     Section 5.4 SUBSIDIARIES. Except as set forth in Schedule 5.4 hereto, neither Borrower has Subsidiaries.

     Section 5.5 FINANCIAL CONDITION; NO ADVERSE CHANGE. The Borrower has heretofore furnished to the Lender consolidated audited financial statements of Royal Precision, Inc. for its fiscal year ended May 31, 2001 and consolidated unaudited financial statements for the fiscal year-to-date period ended May 31, 2002 and those statements fairly present the Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with GAAP except for footnote disclosures and year end adjustments. Since the date of the most recent financial statements to the date of this Agreement, there has been no material adverse change in the Borrower's business, properties or condition (financial or otherwise).

     Section 5.6 LITIGATION. To the best of Borrower's knowledge after due inquiry, there are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against or affecting either Borrower or any of their Affiliates or the properties of either Borrower or any of their Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates.

     Section 5.7 REGULATION U. Neither Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

     Section 5.8 TAXES. To the best of Borrower's knowledge after due inquiry, the Borrower and its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

     Section 5.9 TITLES AND LIENS. The Borrower has clear and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.5 and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for Permitted Liens. No financing statement naming the Borrower as debtor is on file in any office except to perfect only Permitted Liens.

     Section 5.10 PLANS. Except as disclosed to the Lender in writing prior to the date hereof, neither Borrower nor any of their Affiliates maintains or has maintained any Plan. Neither Borrower nor any Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither Borrower nor any of their Affiliates has:

          (a) Any accumulated funding deficiency within the meaning of ERISA; or

          (b) Any liability or knows of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in

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connection with any Plan (other than accrued  benefits which or which may become payable to participants or beneficiaries of any such Plan).

     Section 5.11 DEFAULT. The Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the Borrower's financial condition, properties or operations.

     Section 5.12 ENVIRONMENTAL MATTERS.

          (a) DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

               (i) "Environmental Law" means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

               (ii) "Hazardous Substances" means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

          (b) The Premises were acquired by Borrower from Brunswick Corporation. In accordance with the provisions of the Connecticut Transfer Act, Brunswick Corporation accepted responsibility for environmental remediation of the site. Other than Hazardous Substances for which Brunswick has assumed responsibility and except for the information in this Section 5.12 below, to the Borrower's best knowledge except as disclosed in writing to Lender, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for either the Borrower or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability, except for those Hazardous Substances identified in the April 1996 Phase II Environmental Site Assessment of the Premises by GZA GeoEnvironmental, Inc. with respect to which Brunswick Corporation is contractually obligated to remediate.

          (c)  To  the  Borrower's  best  knowledge   except  as  identified  in
subparagraph 5.12(d) below, the Borrower has not disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

          (d) Except for the ongoing actions by Brunswick Corporation under the Connecticut Transfer Act and except as noted in the concluding three sentences of this subparagraph 5.12(d), there are no material requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or the Borrower, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto that have not been appropriately resolved to the satisfaction of the administrative agency having jurisdiction over the matter. Provided, however, there is an outstanding Notice of Violation

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
for noncompliance with a State of Connecticut water discharge permit. The Borrower has taken appropriate steps to resolve this issue with the State of Connecticut and had made changes in its discharge system to prevent further violations. The Borrower's financial statements make provisions for the fine that might be imposed.

          (e) Except as set forth in Section 5.12(d), to the Borrower's best knowledge, the Borrower's businesses are and have in the past always been conducted substantially in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's possession and are in full force and effect. No permit for which an application is required under any Environmental Law is scheduled to expire within 12 months (other than those that are renewed on an annual basis) and there is no threat known to the Borrower that any such permit currently held by Borrower will be withdrawn, terminated, limited or materially changed.

          (f) To the Borrower's best knowledge, the Premises is not listed on the National Priorities List, or any similar federal, state or local list, schedule, log, inventory or database. Provided, however, the premises have been listed on the Comprehensive Environmental Response, Compensation and Liability Information System.

          (g)  The  Borrower  has  agreed  to  make   available  to  Lender  all
environmental assessments in Borrower's possession or which Borrower has knowledge of, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or Borrower's businesses (while under the ownership of the Borrower).

     Section 5.13 SUBMISSIONS TO LENDER. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

     Section 5.14 FINANCING STATEMENTS. The Borrower has provided to the Lender signed financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

     Section 5.15 RIGHTS TO PAYMENT. Except as disclosed in writing to the Lender, each right to payment in excess of $500.00 and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

                                  Article VI.

                        BORROWER'S AFFIRMATIVE COVENANTS

     So long as the  Obligations  shall remain  unpaid,  or the Credit  Facility
shall  remain   outstanding,   the  Borrower  will  comply  with  the  following
requirements, unless the Lender shall otherwise consent in writing:

     Section 6.1 REPORTING REQUIREMENTS. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

          (a) as soon as available, and in any event within 120 days after the end of each fiscal year of the Borrower consolidated and consolidating audited financial statements of FMM, FMS and the Covenant Entities with the unqualified opinion of Ernst & Young, L.L.P. or such other independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the consolidated balance sheet of FMM, FMS and the Covenant Entities as at the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows, all in reasonable detail and prepared in accordance with GAAP applied on a basis consistent with the accounting practices applied in the financial statements referred to in Section 5.5 hereof, together with a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12 through 6.15 and
Section 7.10 hereof (provided that for fiscal year end May 31, 2002, such opinion may have a going concern qualification;

          (b) as soon as available and in any event within 25 days after the end of each month, a consolidated unaudited/internal balance sheet and statements of income and retained earnings of FMM and FMS as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include the Covenant Entities and any other Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments and without footnote disclosure; and accompanied by a certificate of the Vice President of Finance or any other officer of each of FMM and FMS, substantially in the form of Exhibit C hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments and the absence footnotes, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12 through 6.15 and 7.10;

          (c) within 15 days after the end of the month, agings of the Borrower's accounts receivable and its accounts payable and an inventory certification report as at the end of such month, provided however, in the event that Advances are made under the Seasonal Overadvance, the Borrower shall submit inventory ineligible certifications and associated inventory reports on a weekly basis. The obligation to submit such weekly reports shall cease at such time as the Advances outstanding under the Seasonal Overadvance are not more than $500,000.00 for 30 consecutive days. The weekly reporting requirement shall be reinstated in the event that at some point in the future, Advances in excess of $500,000.00 are made under the Seasonal Overadvance;

          (d) at least 30 days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's Vice President of Finance or any other officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion reasonably require;

          (e) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 5.12 or which seek a monetary recovery against the Borrower in excess of $25,000.00;

          (f) as promptly as practicable (but in any event not later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

          (g) as soon as possible and in any event within 30 days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrower's Vice President of Finance setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

          (h) as soon as possible, and in any event within 10 days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrower's Vice President of Finance setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

          (i) promptly upon knowledge thereof, notice of (i) any disputes or claims by the Borrower's customers in excess of $20,000.00; (ii) credit memos in excess of $20,000.00; (iii) any goods returned to or recovered by the Borrower valued in excess of $20,000.00; and (iv) any change in the persons constituting the Borrower's officers and directors;

          (j) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

          (k)  promptly  upon  their  distribution,   copies  of  all  financial
statements, reports and proxy statements which the Borrower shall have sent to its stockholders;

          (l) promptly after the sending or filing thereof, copies of all regular and periodic reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

          (m) daily copies of all invoices in excess of $100,000.00, together with all shipping documentation applicable thereto;

          (n) promptly upon knowledge thereof, notice of the Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrower's business or its financial condition; and

          (o) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

     Section 6.2 BOOKS AND RECORDS; INSPECTION AND EXAMINATION. The Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the Borrower's affairs with any of its directors, officers, employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower at any time during ordinary business hours. The Lender will exercise such care to maintain the confidentiality of the documents and information obtained from any such inspection or examination as the Lender takes with respect to similarly situated borrowers.

     Section 6.3 ACCOUNT VERIFICATION. The Lender may at any time and from time to time send or require the Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

     Section 6.4 COMPLIANCE WITH LAWS.

          (a) The Borrower will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

          (b) Without limiting the foregoing undertakings, the Borrower specifically agrees that it will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law, except any liability which is only derivative in nature and which arises solely as a result of the negligence or intentional misconduct of a third party.

     Section 6.5 PAYMENT OF TAXES AND OTHER CLAIMS. The Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which are due and, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and so long as the Collateral and Lender's lien thereon is not in any manner impaired by any enforcement remedy available to the tax levying entity during the period of such contest.

     Section 6.6 MAINTENANCE OF PROPERTIES.

          (a) The Borrower will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section
6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Lender's judgment, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender.

          (b) The Borrower will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

          (c) The Borrower will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

     Section 6.7 INSURANCE. The Borrower will obtain and at all times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be reasonably required by the Lender, but in all events in such amounts and against such risks as exist as of the date hereof and is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

     Section 6.8 PRESERVATION OF EXISTENCE. Each Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in all material respects in an orderly, efficient and regular manner.

     Section 6.9 DELIVERY OF INSTRUMENTS, ETC. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

     Section 6.10 COLLATERAL ACCOUNTS.

          (a) Each Borrower agrees to deposit in its respective Collateral Accounts or, at the Lender's option, to deliver to the Lender all collections on Accounts, contract rights, chattel paper and other rights to payment constituting Collateral (but not the proceeds of any loan to Borrower as a borrower made by any party other than Lender and permitted under the terms of this Agreement), and all other cash proceeds of Collateral, which the Borrower may receive immediately upon receipt thereof, in the form received, except for the Borrower's endorsement when deemed necessary. Until delivered to the Lender or deposited in the Collateral Accounts, all proceeds or collections of Collateral shall be held in trust by the Borrower for and as the property of the Lender and shall not be commingled with any funds or property of the Borrower. Amounts deposited in the Collateral Accounts shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations. All such collections shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. Collected funds from the Collateral Accounts shall be transferred to the Lender's general account, and the Lender may deposit in its general account or in the Collateral Accounts any and all collections received by it directly from the Borrower. The Lender may commingle such funds with other property of the Lender or any other person. The Lender or the Borrower shall, after allowing two Banking Days after deposit in the Collateral Accounts, deposit such funds to the Lender's Account No. 6355010053 at Wells Fargo Bank N.A. The Lender from time to time at its discretion shall, after allowing (i) one Banking Day after direct deposit in the Lender's Account No. 6355010053 at Wells Fargo Bank N.A., and/or (ii) such later date as may be required for collection, apply such funds to the payment of any and all Obligations, in any order or manner of application satisfactory to the Lender, provided however such application may not be made to payments not yet due on the Term Note or the Capital Expenditures Note or made in contradiction to the effective Borrowing Base allocation. All items delivered to the Lender or deposited in the Collateral Accounts shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Accounts, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Accounts, whether or not in fact endorsed by the Borrower.

          (b) If a Default or Default Period exists and upon demand of the Lender, the Borrower shall establish one or more lockbox accounts as directed by the Lender with such banks or depository institutions as shall be satisfactory to the Lender and shall irrevocably direct all present and future Account debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to such lockbox account. All of the Borrower's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account or any other amount constituting Collateral shall conspicuously direct that all payments be made to such lockbox and shall include such lockbox address or addresses. All payments received in such lockbox accounts shall be processed to the Collateral Accounts.

          (c) Amounts deposited in the Collateral Accounts shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations.

     Section 6.11 PERFORMANCE BY THE LENDER. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.10, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Floating Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.11.

     Section 6.12 DEBT SERVICE COVERAGE RATIO. [INTENTIONALLY DELETED]

     Section 6.13 NET WORTH. The Borrower covenants that as of May 31, 2002, the aggregate consolidated Net Worth of FMM, FMS and the Covenant Entities was $3,718,000.00. The Borrower covenants that said aggregate consolidated Net Worth as of the end of each future month end shall increase by not less than (or in the event a decrease is allowed, decrease by not more than) the amounts set forth below as measured from the immediately preceding fiscal year ending aggregate consolidated Net Worth.

     MONTH ENDING                         NET WORTH INCREASE (DECREASE)
     ------------                         -----------------------------
     August 31, 2002                             ($1,000,000.00)
     September 30, 2002                          ($1,200,000.00)
     October 31, 2002                            ($1,400,000.00)
     November 30, 2002                           ($1,400,000.00)
     December 31, 2002                           ($1,500,000.00)
     January 31, 2003                            ($1,400,000.00)
     February 28, 2003                           ($1,250,000.00)
     March 31, 2003                              ($800,000.00)
     April 30, 2003                              ($350,000.00)
     May 31, 2003                                $100,000.00

     Section 6.14 NET INCOME. The Borrower covenants that FMM, FMS and the Covenant Entities shall achieve an aggregate consolidated Net Income of at least (or, in the event a Net Loss is allowed for such fiscal quarter, a Net Loss of not more than) the amount set forth below for each month as measured from the immediately preceding fiscal year end.

     MONTH ENDING                         NET WORTH INCREASE (DECREASE)
     ------------                         -----------------------------
     August 31, 2002                             ($1,000,000.00)
     September 30, 2002                          ($1,200,000.00)
     October 31, 2002                            ($1,400,000.00)
     November 30, 2002                           ($1,400,000.00)
     December 31, 2002                           ($1,500,000.00)
     January 31, 2003                            ($1,400,000.00)
     February 28, 2003                           ($1,250,000.00)
     March 31, 2003                              ($800,000.00)
     April 30, 2003                              ($350,000.00)
     May 31, 2003                                $100,000.00

     Section 6.15 STOP LOSS. The Borrower covenants that beginning with July 1, 2002, and continuing for each month thereafter, FMM, FMS and the Covenant Entities shall not achieve an aggregate consolidated Net Loss (exclusive of non-cash extraordinary adjustments) in excess of $500,000.00 for any month as measured from the last day of the immediately preceding month.

                                  Article VII.

                               NEGATIVE COVENANTS

     So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower agrees that, without the Lender's prior written consent:

     Section 7.1 LIENS. The Borrower will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; EXCLUDING, HOWEVER, from the operation of the foregoing, the following (collectively, "Permitted Liens"):

          (a) in the case of any of the Borrower's property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's business or operations as presently conducted;

          (b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in Schedule 7.1 hereto, securing indebtedness for borrowed money permitted under Section 7.2;

          (c) the Security Interest and liens and security interests created by the Security Documents; and

          (d) purchase money security interests relating to Capital Expenditures (and which attach only to the assets acquired by such Capital Expenditures) made after the date of this Agreement by the Borrower or any Affiliate so long as the Borrower is in, and maintains, compliance with every other provision of this Agreement.

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
          (e) liens for governmental charges or levies not yet due or which are being contested in good faith by appropriate action and for which adequate reserves in accordance with GAAP have been made; legal or equitable encumbrances deemed to exist by reason of the existence of any litigation or other legal proceedings or arising out of any judgment or award, the existence of which does not violate Section 8.1(h); vendors', carriers', warehousemen's, repairmen's, construction or other like liens arising by operation of law in the ordinary course of business or incident to the construction or improvement of any property in respect of obligations which are not yet due or which are being contested in good faith by appropriate proceedings by or on behalf of the Borrower and for which an adequate reserve in accordance with GAAP has been made, all of which in the aggregate may not secure in excess of $100,000.00; and

          (f) real property taxes or assessments not yet due and payable.

     Section 7.2 INDEBTEDNESS. The Borrower will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

          (a) indebtedness arising hereunder;

          (b) indebtedness of the Borrower in existence on the date hereof and listed in Schedule 7.2 hereto;

          (c)  indebtedness  relating  to liens  permitted  in  accordance  with
Section 7.1;

          (d) indebtedness permitted pursuant to Section 7.19.

     Section 7.3 GUARANTIES. The Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

          (a) the endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business;

          (b)   guaranties,   endorsements   and  other  direct  or   contingent
liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 7.2 hereto; and

          (c) indemnifications arising in the ordinary course of business.

     Section 7.4 INVESTMENTS AND SUBSIDIARIES.

          (a) The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

               (i) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

               (ii) travel advances or loans to the Borrower's officers and employees not exceeding at any one time an aggregate of $75,000.00; and

               (iii) advances in the form of progress payments, prepaid rent not exceeding 2 months or security deposits.

               (iv) loans, advances or any other credits at any time disbursed and outstanding after the date of this Agreement shown on the balance sheet of Borrower granted to the Covenant Entities not to exceed in the aggregate (i) $1,500,000.00 through the first anniversary date of the Funding Date, (ii) $2,250,000.00 after the first anniversary of the Funding Date through the second anniversary of the Funding Date, and (iii) $3,000,000.00 after the second anniversary of the Funding Date through the Termination Date.

               (v) payments to the Covenant Entities so long as they are expensed in accordance with GAAP, and appear on all statements of income required pursuant to Section 6.1

          (b) The Borrower will not create or permit to exist any Subsidiary, other than the Subsidiar(y)(ies) in existence on the date hereof and listed in
Schedule 5.4.

     Section 7.5 DIVIDENDS. Except for dividends payable solely to Royal Precision, Inc. for actual operating expenses of Royal Precision, Inc., Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

     Section 7.6 SALE OR TRANSFER OF ASSETS; SUSPENSION OF BUSINESS OPERATIONS. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or
(iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

     Section 7.7 CONSOLIDATION AND MERGER; ASSET ACQUISITIONS. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

     Section 7.8 SALE AND LEASEBACK. The Borrower will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

     Section 7.9 RESTRICTIONS ON NATURE OF BUSINESS. The Borrower will not engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

     Section 7.10 CAPITAL EXPENDITURES. FMM, FMS and the Covenant Entities will not incur or contract to incur Capital Expenditures in the aggregate of more than $50,000.00 for the fiscal quarter ending August 31, 2002, $100,000.00 for the fiscal quarter ending November 30, 2002, $200,000.00 for the fiscal quarter ending February 28, 2003 and $650,000.00 for the fiscal quarter ending May 31, 2003, as each of said figures is measured from May 31, 2002. In addition, commencing with the Borrower's 2004 fiscal year and continuing each fiscal year thereafter, the Borrower and the Covenant Entities will not incur or contract to incur Capital Expenditures in the aggregate of more than $650,000.00 during any fiscal year. In addition, FMM, FMS and the Covenant Entities will not incur or contract to incur Capital Expenditures in excess of $500,000.00 in any one transaction without the prior approval of Lender which approval can be granted or withheld in the Lender's sole discretion.

     Section 7.11 ACCOUNTING. The Borrower will not adopt any material change in accounting principles other than as required by GAAP. The Borrower will not adopt, permit or consent to any change in its fiscal year.

     Section 7.12 DISCOUNTS, ETC. The Borrower will not, after notice from the Lender during the existence of any Default Period, grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold, or at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower.

     Section 7.13 DEFINED BENEFIT PENSION PLANS. The Borrower will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10.

     Section 7.14 OTHER DEFAULTS. The Borrower will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower, which in the aggregate are valued in excess of $100,000.00.

     Section 7.15 PLACE OF BUSINESS; NAME. The Borrower will not transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name.

     Section 7.16 ORGANIZATIONAL DOCUMENTS. The Borrower will not amend its certificate of incorporation, articles of incorporation or bylaws.

     Section 7.17 SALARIES. The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation (collectively "Compensation"); or increase the Compensation of any director in a director capacity, officer or any member of their families, by more than 10% in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment. Notwithstanding anything to the contrary, in no event shall the Borrower increase the Compensation of any director, officer or any member of their families during the existence of an Event of Default or Default Period.

     Section 7.18 ISSUANCE OF STOCK/LOSS OF VOTING CONTROL. The Borrower will not issue or sell any stock of the Borrower. The Borrower shall not permit or suffer to occur any transfer, assignment, pledge or other disposition of any or all of the issued and outstanding stock of the Borrower so as to materially change the voting control of the Borrower.

     Section 7.19 PAYMENTS TO AFFILIATES. Neither FMM nor FMS shall, without the express written consent of Lender, which consent may be granted or withheld in Lender's sole discretion, make any transfer, conveyance, loan or payment of any kind to FMS (from FMM), FMM (from FMS) to any Covenant Entity or to any other Affiliates (i) in the aggregate in excess of $1,500,000.00 per fiscal year, or
(ii) which is not for fair and adequate consideration.

     Section 7.20 MANAGEMENT CONTROL. The Borrower shall not permit or suffer to occur any change in its current executive management personnel without the consent of the Lender, which consent shall not be unreasonably withheld.

                                 Article VIII.

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

     Section 8.1 EVENTS OF DEFAULT. "Event of Default", wherever used herein, means any one of the following events:

          (a) Default in the payment of the Obligations when they become due and payable;

          (b) Failure to pay when due any amount specified in Section 2.3 relating to the Borrower's Obligation of Reimbursement, or failure to pay immediately when due or upon termination of the Credit Facility any amounts required to be paid for deposit in the Special Account under Section 2.4 or;

          (c) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrower under this Agreement;

          (d) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement other than a covenant or agreement which is specifically dealt with in this Section 8.1 and the continuance thereof for a period of 5 days after the actual knowledge thereof by an executive officer of either Borrower or receipt of written notice thereof from the Lender; or

          (e) Any of FMM, FMS or any Covenant Entity shall be or become insolvent, or admit in writing its inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or any of FMM, FMS or any Covenant Entity shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of FMM, FMS or any Covenant Entity, as the case may be; or any of FMM, FMS or a Covenant Entity shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against FMM, FMS or any Covenant Entity and shall not be dismissed within 60 calendar days; or any judgment, writ, warrant of attachment, garnishment or execution or similar process shall be issued or levied against a substantial part of the property of FMM, FMS or any Covenant Entity; or

          (f) A petition shall be filed by or against (which when filed against shall not be dismissed within 60 calendar days) any of FMM, FMS or any Covenant Entity under the United States Bankruptcy Code naming FMM or FMS as debtor; or

          (g) Any representation or warranty made by the Borrower in this Agreement, by Guarantors in any guaranty delivered to the Lender, or by the Borrower (or any of its officers) or Guarantors in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such guaranty shall prove to have been incorrect in any material respect when deemed to be effective;

          (h) The rendering against either FMM or FMS of a final judgment, decree or order for the payment of money in excess of $25,000.00 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

          (i) A default under any bond, debenture, note or other evidence of indebtedness of either Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, in any case in excess of $25,000.00, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

          (j) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the Borrower's assets in favor of the Plan;

          (k) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any note;

          (l) An event of default shall occur under that certain Second Amended and Restated Credit and Security Agreement of even date herewith by and between Lender, Royal Grip, Inc. and Royal Grip Headwear Company (the "RG Credit Agreement"), as the RG Credit Agreement may from time to time be modified, amended or restated. Borrower hereby acknowledges that it shall have no right to approve any such modifications, amendments or restatements;

          (m) An event of default shall occur under any document, instrument or agreement executed from time to time in connection with the RG Credit Agreement (collectively, the "RG Security Documents"), as the RG Security Documents may from time to time be modified, amended or restated. Borrower hereby acknowledges that it shall have no right to approve any such modifications, amendments or restatements;

          (n) Either Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent;

          (o) Either Borrower shall fail to pay, withhold, collect or remit any tax or tax deficiency when due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

          (p) Default in the payment of any amount owed by the Borrower to the Lender other than any indebtedness arising hereunder;

          (q) Any Guarantors shall repudiate, purport to revoke or fail to perform any such Guarantor's obligations under such Guarantor's guaranty in favor of the Lender, any Guarantors shall cease to validly exist;

          (r) Any event or circumstance with respect to the Borrower shall occur such that the Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by the Borrower under the Loan Documents is impaired or any material adverse change in the business or financial condition of the Borrower shall occur.

          (s) Any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

     Section 8.2 RIGHTS AND REMEDIES. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

          (a) the Lender may, by notice to the Borrower, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

          (b) the Lender may, by notice to the Borrower, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

          (c) the Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Obligations;

          (d) the Lender may make demand upon the Borrower and, forthwith upon such demand, the Borrower will pay to the Lender in immediately available funds for deposit in the Special Account pursuant to Section 2.14 an amount equal to the aggregate maximum amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder;

          (e) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

          (f) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

          (g) the Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (e) or (f) of Section 8.1, the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

     Section 8.3 CERTAIN NOTICES. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten calendar days before the date of intended disposition or other action.

                                  Article IX.

                                  MISCELLANEOUS

     Section 9.1 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

     Section 9.2 AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

     Section 9.3 ADDRESSES FOR NOTICES, ETC.

          (a) Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (i) personally delivered, (ii) sent by first class United States mail, (iii) sent by overnight courier of national reputation, or (iv) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

     If to FMM or FMS:

     c/o FM Precision Golf Manufacturing Corp.
     535 Migeon Avenue
     Torrington, Connecticut  06790
     Telecopier: (602) 627-0271
     Attention: Mr. John Lauchnor

     If to the Lender:

     Wells Fargo Business Credit, Inc.
     100 West Washington Street
     7th Floor, MAC S4101-076
     Phoenix, AZ  85003
     Telecopier: (602) 378-6215
     Attention: Keith Budoff

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender.

          (b) A copy of each notice to Borrower shall also be sent to:

     Mr. Ken Warren
     5134 Blazer Parkway
     Dublin, Ohio  43017
     Telecopier: (614) 766-1974

     The copies of notices sent in accordance with this Section 9.3(b) are informational and are not required in order for the notices given pursuant to
Section 9.3(a) above to be effective.

     Section 9.4 FURTHER DOCUMENTS. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

     Section 9.5 COLLATERAL. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

     Section 9.6 COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, any Letters of Credit, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

     Section 9.7 INDEMNITY.  In addition to the payment of expenses  pursuant to
Section 9.7, FMM and FMS, jointly and severally, agree to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

               (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

               (ii) any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained in Section 5.12 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.4(b); and

               (iii) any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of FMM and FMS under this Section 9.7 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

     Section 9.8 PARTICIPANTS. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

     Section 9.9 EXECUTION IN COUNTERPARTS. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     Section 9.10 BINDING EFFECT; ASSIGNMENT; COMPLETE AGREEMENT; EXCHANGING INFORMATION. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Wells Fargo Corporation, and all direct and indirect subsidiaries of Wells Fargo Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

     Section 9.11 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     Section 9.12 HEADINGS. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 9.13 GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. The parties hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of Arizona, County of Maricopa in connection with any controversy related to this Agreement; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents shall be venued in either the Superior Court of Maricopa County, Arizona, or the United States District Court, District of Arizona; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

     Section 9.14 RELEASE. FMM, FMS and Guarantor hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which FMM, FMS and Guarantor have had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

     Section 9.15 EFFECT OF AGREEMENT. This Agreement shall become effective only upon the satisfaction of all of the conditions contained within Section 4.1 hereof. At such time as this Agreement becomes effective, it shall in all respects supersede the Original Credit Agreement, and all Advances (past, present and future) made by the Lender to the Borrower shall in all respects be governed by this Agreement. Until such time as all of the conditions contained in Section 4.1 have been fully satisfied, this Agreement shall be of no force and effect, and all Advances (past, present and future) made by the Lender to the Borrower shall in all respects be governed by the Original Credit Agreement.

     Section 9.16 PRIORITY OF LIENS. Nothing herein is intended to change the priority of any lien or security interest the Lender has in any property of the Borrower. All such liens and security interests remain in full force and effect, unmodified, and in all respects are ratified, confirmed and approved.

     Section 9.17 RELEASE OF THE DEEDS OF TRUST. The Lender shall release the Deeds of Trust if but only if, (i) Chris Johnston provides the Lender with an irrevocable letter of credit (in form and substance satisfactory to the Lender in the Lender's sole discretion) in the face amount of $1,000,000.00 in favor of the Lender with an expiration date of not sooner than August 12, 2003 (the "C Johnston Letter of Credit") and (ii) there is not a then existing Event of Default or Default Period. Any such release shall be made, if at all, to the person entitled thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        FM PRECISION GOLF MANUFACTURING CORP.,
                                        a Delaware corporation


                                        By /s/ John C. Lauchnor
                                           -------------------------------------

                                           Its President
                                               ---------------------------------


                                        FM PRECISION GOLF SALES CORP.,
                                        a Delaware corporation


                                        By /s/ John C. Lauchnor
                                           -------------------------------------

                                           Its  President
                                                --------------------------------


                                        WELLS FARGO BUSINESS CREDIT, INC.,
                                        a Minnesota corporation


                                        By /s/ Keith Budoff
                                           -------------------------------------

                                           Its Officer
                                               ---------------------------------

                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

     The  undersigned,  a guarantor of the  indebtedness  of FM  Precision  Golf
Manufacturing Corp., and FM Precision Golf Sales Corp., each Delaware corporations (collectively, jointly and severally, the "Borrowers") to Wells Fargo Business Credit, Inc., (the "Lender") pursuant to a Guaranty dated as of
October 9, 1998 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amended and Restated Credit Agreement; (ii) consents to the terms
(including without limitation the release set forth in Section 9.14 and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Amended and Restated Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrowers' present and future indebtedness to the Lender.

                                        ROYAL PRECISION, INC.,
                                        a Delaware corporation


                                        By /s/ John C. Lauchnor
                                           -------------------------------------
                                           John C. Lauchnor, President

                         Table of Exhibits and Schedules

     Exhibit C                Compliance Certificate

     Exhibit D                Premises

                               -------------------

     Schedule 5.1 Trade Names, Chief Executive Office, Principal Place of Business, and Locations of Collateral

     Schedule 5.4             Subsidiaries

     Schedule 7.1             Permitted Liens

     Schedule 7.2             Permitted Indebtedness and Guaranties

                   Exhibit A to Credit and Security Agreement

                             [INTENTIONALLY DELETED]

                   Exhibit B to Credit and Security Agreement

                             [INTENTIONALLY DELETED]

                                      Exhibit C to Credit and Security Agreement

                             COMPLIANCE CERTIFICATE


To:      ______________________

         Wells Fargo Business Credit, Inc.

Date:    ______________________

Subject: FM Precision Golf Manufacturing Corp., a Delaware corporation and

         FM Precision Golf Sales Corp., a Delaware corporation

         Financial Statements

In accordance with our Amended and Restated Credit and Security Agreement dated as of ___________, 2002 (the "Credit Agreement"), attached are the financial statements of FM Precision Golf Manufacturing Corp., a Delaware corporation and FM Precision Golf Sales Corp., a Delaware corporation (collectively the "Borrower"), as of and for ________________, ____ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

     I certify (as an officer of the Borrower, but not in my personal capacity) that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition and the results of its operations as of the date thereof.

     EVENTS OF DEFAULT.  (Check one):

     [ ] The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

     [ ] The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

     I hereby certify to the Lender as follows:

     [ ] The Reporting Date does not mark the end of one of the Borrower's fiscal quarters, hence I am completing only paragraph __ below.

     [ ] The Reporting Date marks the end of one of the Borrower's fiscal quarters, hence I am completing all paragraphs below except paragraph __.

     [ ] The Reporting Date marks the end of the Borrower's fiscal year, hence I am completing all paragraphs below.

Compliance Certificate                C-1

FINANCIAL COVENANTS. I further hereby certify that (as an officer of the Borrower, but not in my personal capacity) the Borrower is in compliance with the covenants set forth in Sections 6.13, 6.14, 6.15, 7.10 and 7.17 of the Agreement, except as indicated below. The calculations made to determine compliance are as follows:

Covenant 6.13  Net Income/Net Loss

     Month Ending                  Minimum Net Income               Actual
     ------------                  ------------------               ------

     August 31, 2002               ($1,000,000.00)
     September 30, 2002            ($1,200,000.00)
     October 31, 2002              ($1,400,000.00)
     November 30, 2002             ($1,400,000.00)
     December 31, 2002             ($1,500,000.00)
     January 31, 2003              ($1,400,000.00)
     February 28, 2003             ($1,250,000.00)
     March 31, 2003                ($800,000.00)
     April 30, 2003                ($350,000.00)
     May 31, 2003                  $100,000.00

Covenant 6.14  Book Net Worth

     Month Ending                  Minimum Net Income               Actual
     ------------                  ------------------               ------

     August 31, 2002               ($1,000,000.00)
     September 30, 2002            ($1,200,000.00)
     October 31, 2002              ($1,400,000.00)
     November 30, 2002             ($1,400,000.00)
     December 31, 2002             ($1,500,000.00)
     January 31, 2003              ($1,400,000.00)
     February 28, 2003             ($1,250,000.00)
     March 31, 2003                ($800,000.00)
     April 30, 2003                ($350,000.00)
     May 31, 2003                  $100,000.00

Compliance Certificate                C-2

Covenant 6.15  Stop Loss

     Month Ending            Maximum Allowable Net Loss            Actual
     ------------            --------------------------            ------

     Each month                    $500,000.00

Covenant 7.10 Capital Expenditures


                               Maximum Allowable Capital
     Quarter Ending                  Expenditures                  Actual
     --------------                  ------------                  ------

     August 31, 2002                 $ 50,000.00
     November 30, 2002               $100,000.00
     February 28, 2003               $200,000.00
     May 31, 2003                    $650,000.00

                               Maximum Allowable Capital
               Year                  Expenditures                  Actual
               ----                  ------------                  ------

     Borrower's 2004 fiscal
     year and each fiscal
     year thereafter                 $650,000.00

As of the Reporting  Date,  the Borrower ____ is ____ is not in compliance  with
Section 7.17 of the Credit Agreement concerning salary increases not to exceed 10% per annum.

                                                       TOTAL MANAGEMENT FEES
     OFFICERS             PERCENTAGE INCREASE            PAID YEAR TO DATE
     --------             -------------------            -----------------

     --------             -------------------            -----------------
     --------             -------------------            -----------------
     --------             -------------------            -----------------

     (To be completed within 30 days of any salary increase and within 30 days of paying any increase)

Compliance Certificate                C-3

     Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above.

                                        FM PRECISION GOLF MANUFACTURING CORP.,
                                        a Delaware corporation


                                        By /s/ John C. Lauchnor
                                           -------------------------------------

                                           Its President
                                               ---------------------------------


                                        FM PRECISION GOLF SALES CORP.,
                                        a Delaware corporation


                                        By /s/ John C. Lauchnor
                                           -------------------------------------

                                           Its President
                                               ---------------------------------

Compliance Certificate                C-4

                                      Exhibit D to Credit and Security Agreement

                                    PREMISES

     The Premises referred to in the Credit and Security Agreement are legally described as follows:

All that certain piece or parcel of land, with the buildings and improvements thereon, situated in the Town of Torrington, County of Litchfield and State of Connecticut, more particularly bounded and described as follows:

     Commencing at a point in the southerly line of Migeon Avenue, which point marks a corner of the parcel herein described and the northeasterly corner of land now or formerly of Andrew Joseph Nargi, and which point is marked by an iron pin; thence along the southerly line of Migeon Avenue S 72(degree) 30' 38" E, 258.12' to a point; thence along a curve to the right with a delta angle of 41(degree) 32' 40", a radius of 89.64' and an arc length of 65.00' to a point; thence S 30(degree) 58' 08" E, 374.33' to a point; thence S 31(degree) 21' 38" E, 103.90' to a corner of the parcel herein described and the northwesterly corner of land now or formerly of William J. & Cheryl K. Separy; thence along land now or formerly of said William J. & Cherly K. Separy, S 58(degree) 54' 35" W, 131.33' to a corner of the parcel herein described; thence still along land now or formerly of said William J. & Cheryl K. Separy, S 31(degree) 24' 25" E, 49.98' to a point in the northerly line of Williams Avenue, which point is a corner of the parcel herein described; thence along the northerly line of said Williams Avenue, S 69(degree) 10' 35" W, 54.40' and N 71(degree) 02' 45" W, 48.25' to the northwesterly terminus of said Williams Avenue and which point marks a corner of the parcel herein described; Thence S 43(degree) 10' 56" W, 47.40' to the southwesterly terminus of said Williams Avenue, and which point marks the northwesterly corner of land now or formerly of Donald J. & Katherine
A. Davis; thence along land now or formerly of said Donald J. & Katherine A. Davis S 18(degree) 44' 34" W, 32.04' to a point; S 18(degree) 33' 47" W, 66.47'
to a point and S 17(degree) 58' 44" W, 72.32" to a point in the northerly line of land now or formerly of A. B. Leasing Corp., which point marks the southwesterly corner of land now or formerly of said Donald J. & Katherine A. Davis and a corner of the parcel herein described; thence along the northerly line of land now or formerly of said A. B. Leasing Corp. S 80(degree) 03' 05" W, 242.00" to a corner of the parcel herein described S 27(degree) 11' 17" E, 125.68', S 17(degree) 23' 04" E, 57.56' and S 5(degree) 36' 08" E, 119.08' to the  southwesterly  corner of land now or formerly of said A. B. Leasing  Corp., the northwesterly corner of land now or formerly of John R. Horner, Jr. & Sharlene A. Horner, the northeasterly corner of land now or formerly of the City of Torrington, and a corner of the parcel herein described, and which point is marked by an iron pipe; thence S 72(degree) 11' 47" W, 30.00' to a point on the easterly side of the Naugatuck River; thence along the easterly and northeasterly sides of said Naugatuck River, 3,310' to a point, which point marks the southwesterly corner of land now or formerly of the City of Torrington and a corner of the parcel herein described. The last described course has closing lines of N 26(degree) 51' 57" W, 946.80'; N 65(degree) 08' 06" W, 1251.62' and N 46(degree) 46' 44" W, 1073.11'; thence along lands of the City of Torrington and Joseph J. Scarpelli, partly of each, N 62(degree) 00' 00" E, 8.00'; S 54(degree) 51' 01" E, 112.44'; S 42(degree) 59' 59" E, 44.81'; S
58(degree)  16' 59" E, 154.61' and S 55(degree) 44' 59" E, 320.40' to a point in the westerly line of Kellog Street (unimproved), which point is the southeasterly corner of land now or formerly of said Joseph J. Scarpelli and a corner of the parcel herein described; thence along the westerly line of Kellog

Street (unimproved), N 35(degree) 53' 59" E, 262.23' to a point in the southerly line of Migeon Avenue, which point marks the northeasterly corner of said Joseph
J. Scarpelli and a corner of the parcel herein described; thence along the southerly line of Migeon Avenue, S 50(degree) 13' 16" E, 20.05' to a point in the center of Kellog Street (unimproved) and a corner of the parcel herein described; thence along the center of Kellog Street (unimproved) S 35(degree) 53' 59" W, 265.39' to a corner of the parcel herein described; thence along Kellog Street (unimproved), and along land now or formerly of Martha L. Vurpillot, S 54(degree) 59' 37" E, 79.93' and S 51(degree) 06' 01" E, 50.00' to the southeasterly corner of land now or formerly of said Martha L. Vurpillot and a corner of the parcel herein described, and which point is marked by an iron pin; thence N 35(degree) 53' 59" E, 66.10' to a point in the southerly line of Ryan Avenue (unimproved), which point marks the northeasterly corner of land now or formerly of said Martha L. Vurpillot and a corner of the parcel herein described, and which point is marked by an iron pin; thence S 51(degree) 06' 01" E, 50.00' to the northwesterly corner of land now or formerly of Paul A. & Theresa P. Compagna, which point is a corner of the parcel herein described; thence S 35(degree) 53' 59" W, 78.20' to the southwesterly corner of land now or formerly of said Paul A. & Theresa P. Compagna, which point is a corner of the parcel herein described; thence along lands now or formerly of Paul A. & Theresa
P. Compagna, Edward J. & Linda J. Krukar, Elbert A. Becker, Jr. & Norma M. Becker and Brennan Street (discontinued & abandoned), partly of each, S 57(degree) 49' 06" E, 101.97' and S 70(degree) 08' 41" E, 125.39' to a point in the center terminus of said Brennan Street (discontinued & abandoned), which point is a corner of the parcel herein described; thence along the center of said Brennan Street (discontinued & abandoned), N 35(degree) 13' 49" E, 220.14' to a point in the southerly line of Migeon Avenue, which point is a corner of the parcel herein described; thence along the southerly line of Migeon Avenue, S 60(degree) 17' 03" E, 20.09' to the northeasterly terminus of Brennan Street (discontinued & abandoned), the northwesterly corner of land now or formerly of the Estate of Mary & Stephen Smigel, and a corner of the parcel herein described; thence S 35(degree) 13' 49" W, 150.87' to a point in the easterly line of Brennan Street (discontinued & abandoned), which point is the southwesterly corner of land now or formerly of the Estate of Mary & Stephen Smigel and a corner of the parcel herein described; thence S 54(degree) 46' 11" E, 48.97' to the southeasterly corner of the Estate of Mary & Stephen Smigel and a corner of the parcel herein described; thence along the easterly line of the Estate of Mary & Stephen Smigel N 35(degree) 13' 49" E, 17.00' to an iron pipe at the southwesterly corner of land now or formerly of Emanuel & Elenore L. Marroni and a corner of the parcel herein described; thence along lands of Emanuel & Elenore L. Marroni and Michael P. Durstin, et al, partly of each, S 70(degree) 10' 44" E, 113.90' and S 77(degree) 07' 03" E, 52.31' to a point in the westerly line of land now or formerly of Francis P. McElwee, which point is a corner of the parcel herein described; thence S 29(degree) 59' 28" W, 27.72' to an iron pin at the southwesterly corner of land now or formerly of Francis P. McElwee and a corner of the parcel herein described; thence S 79(degree) 39' 11" E, 204.06' to an iron pin at the southeasterly corner of land now or formerly of Francis P. McElwee and the southwesterly corner of land now or formerly of Donald L. & Leanor R. DeDominicis; thence S 64(degree) 51' 21" E, 164.66' to an iron pin at the southeasterly corner of land now or formerly of Donald L. & Leanor R. DeDominicis and the southwesterly corner of land now or formerly of V.
S. H. Realty; thence S 60(degree) 02' 12" E, 200.44' to the southeasterly corner of land now or formerly of V. S. H. Realty and the southwesterly corner of land now or formerly of John A. & Loretta C. Miscikoski; thence S 46(degree) 37' 42" E, 87.07' and S 56(degree) 44' 17" E, 70.34' to a drill hole at the southeasterly corner of land now or formerly of John A. & Loretta C. Miscikoski and a corner of the parcel herein described; thence N 20(degree) 22' 33" E, 144.16' to a point in the southerly line of Migeon Avenue at the northeasterly corner of land now or formerly of John A. & Loretta C. Miscikoski and a corner of the parcel herein described; thence along the southerly line of Migeon Avenue S 72(degree) 30' 38" E, 34.93' to an iron pin at the northwesterly corner of land now or formerly of Jeanne Lancaster and a corner of the parcel herein described; thence S 20(degree) 22' 33" W, 129.21' to the southwesterly corner of land now or formerly of Jeanne Lancaster and a corner of the parcel herein described; thence S 53(degree) 47' 26" E, 92.99' to the southeasterly corner of land now or formerly of Jeanne Lancaster and a corner of the parcel herein described; thence along lands now or formerly of Jeanne Lancaster and William E. & Sandra E. Lamoin, partly of each, N 48(degree) 25' 54" E, 38.34' and N 65(degree) 30' 34" E, 48.60' to a corner of the parcel herein described; thence along lands now or formerly of William E. & Sandra E. Lamoin, Eugene Thebarge, Jr. & Jean M. Thebarge, and Andrew Joseph Nargi, partly of each, S 65(degree) 39' 56" E, 270.29' to the southeasterly corner of land now or formerly of Andrew Joseph Nargi and a corner of the parcel herein described; thence N 19(degree) 50' 34" E, 125.82' to an iron pin at the point and place of beginning.

     This description is intended to include any interest in and to the Naugatuck River.

     The parcel described above is more particularly shown and described on a map entitled "MAP PREPARED FOR - BRUNSWICK CORPORATION - MIGEON AVENUE & WILLIAMS AVENUE - TORRINGTON, CONNECTICUT", which map is drawn at a scale of 1" = 40', dated March, 1996 and certified by William A. Berglund, Land Surveyor, Torrington, Connecticut.

TOGETHER WITH:

a) Rights reserved in a Warranty Deed from Brunswick Corporation to John and Sylvia Workman Home for the Sick, Inc. dated September 9, 1964 and recorded on September 30, 1964 in Volume 239 at Page 506 of the Torrington Land Records; and

b) Right of way as more particularly described in an Agreement by and between Barbara Capuano and Brunswick Corporation dated November 4, 1978 and recorded on February 22, 1979 in Volume 327 at Page 162 of the Torrington Land Records.

                                   Schedule 5.1 to Credit and Security Agreement

        Trade Names, Chief Executive Office, Principal Place of Business,
                          and Locations of Collateral

                                   TRADE NAMES

                                      None

               CHIEF EXECUTIVE OFFICE/PRINCIPAL PLACE OF BUSINESS

                    FM Precision Golf    535 Migeon Avenue
                    Manufacturing Corp.: Torrington, Connecticut  06790

                    FM Precision Golf    535 Migeon Avenue
                    Sales Corp.          Torrington, Connecticut  06790

                     OTHER INVENTORY AND EQUIPMENT LOCATIONS

                                      None

                                   Schedule 5.4 to Credit and Security Agreement

                                  SUBSIDIARIES

                             FMS is a subsidiary FMM

                                   Schedule 7.1 to Credit and Security Agreement

                                 PERMITTED LIENS

     CREDITOR      COLLATERAL      JURISDICTION      FILING DATE      FILING NO.
     --------      ----------      ------------      -----------      ----------

                                      NONE

                                   Schedule 7.2 to Credit and Security Agreement

                      PERMITTED INDEBTEDNESS AND GUARANTIES

                                  INDEBTEDNESS

    CREDITOR   PRINCIPAL AMOUNT   MATURITY DATE   MONTHLY PAYMENT   COLLATERAL
    --------   ----------------   -------------   ---------------   ----------

                                      None

                                   GUARANTIES

                            AMOUNT AND DESCRIPTION OF
    PRIMARY OBLIGOR           OBLIGATION GUARANTEED      BENEFICIARY OF GUARANTY
    ---------------           ---------------------      -----------------------

                                      None

                                       1